UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549 FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2008

EWORLD INTERACTIVE, INC. (Exact Name of Registrant as Specified in its Charter)

Florida	333-130707	65-0855736

(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

1088 South Pudong Road, Suite 1202, Shanghai, China 200120 (Address of Principal Executive Offices) (021) 6888 0708 Registrants Telephone Number . (Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Eworld Interactive, Inc. Report on Form 8-K

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities

Effective March 18 ,2008 Eworld Interactive, Inc.(Eworld) authorized the issuance of 6,515,874 Common shares to the following entities and individuals:

Crown Ocean International. LTD. will receive 440,000 common shares as consideration for extending the term of loans made to eWorld Interactive, Inc. totaling $220,000.

Crown Ocean International. LTD. will receive 844,843 common shares as consideration for extending the term of loans made to eWorld Interactive, Inc. totaling $400,000.

Dr. Keith Lim, Inc. will receive 212,099 common shares as consideration for extending the term of loans made to eWorld Interactive, Inc. totaling $100,000.

Magic Mind, LTD. will receive 418,083 common shares as consideration for extending the term of loans made to eWorld Interactive, Inc. totaling $200,000.

Genesis Development Capital, LTD. will receive 510,849 common shares as consideration for extending the term of loans made to eWorld Interactive, Inc. totaling $250,000.

Guardsmart, LTD. will receive 240,000 common shares as consideration for payment of a vehicle leasing fee for eWorld Interactive, Inc. totaling $24,000.

Bryan Dear will receive 1,200,000 common shares as consideration for consulting services provided to eWorld Interactive, Inc. totaling $120,000.

Magic Mind, LTD. will receive 1,200,000 common shares as consideration for consulting services provided to eWorld Interactive, Inc. totaling $120,000.

Guy Peckham will receive 1,200,000 common shares as consideration for consulting services provided to eWorld Interactive, Inc. totaling $120,000.

First Apex Group Co. LTD. will receive 250,000 common shares as consideration for consulting services provided to eWorld Interactive, Inc. totaling $25,000.

The recent market price for common shares of EWIN.ob as quoted on the OTC.BB March 21, 2008 was $0.13 and was last traded on March 19, 2008 at $0.13 with a volume of less than 5000 shares.

All shares were issued as exempted transactions under Section 4(2) of the Securities Act of 1933, Regulation S and are subject to Rule 144 of the Securities Act of 1933. The recipient(s) of our stock took their shares for investment purposes without a view to distribution. Furthermore, they had access to information concerning our Company and our business prospects; there was no general solicitation or advertising for the purchase of our shares; there were no commissions paid; and the securities are restricted pursuant to Rule 144.

Eworld Interactive, Inc. Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eworld Interactive, Inc.

Date: March 21, 2008	By:	\s\ Guy Peckham, President

		Name:	Guy Peckham
		Title:	President and CEO